Fees Summary	Oct. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,921,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,612.99
Total Offset Amount	0.00
Net Fee	$ 2,612.99